UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

August 20, 2012
____________________________

TANDY BRANDS ACCESSORIES, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18927 (Commission File Number)	75-2349915 (IRS Employer Identification No.)

3631 West Davis, Suite A Dallas, Texas 75211 (Address of principal executive offices and zip code)

(214) 519-5200
(Registrant's telephone
number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2012, Hilda McDuff  submitted her resignation as an officer and employee of Tandy Brands Accessories, Inc., effective as of August 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.

Date: August 24, 2012	By:	/s/ N. Roderick McGeachy, III
N. Roderick McGeachy, III Chief Executive Officer